UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 28, 2009
Western Digital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

20511 Lake Forest Drive
Lake Forest, California	92630
(Address of Principal Executive Offices)	(Zip Code)
(949) 672-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.
     On January 28, 2009, Western Digital Corporation (“Western Digital”) announced financial results for the second fiscal quarter ended December 26, 2008. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of Western Digital’s Investor Information Summary for the fiscal quarter ended December 26, 2008 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     In Western Digital’s press release attached as Exhibit 99.1 hereto and in its conference call scheduled for 2:00 p.m. PDT/5:00 p.m. EDT today, Western Digital plans to report certain financial information, including net income and earnings per share for the quarter ended December 26, 2008, on both a GAAP and a non-GAAP basis. Western Digital believes that the non-GAAP measures presented in the press release and during the conference call are useful to investors as they provide an alternative method for measuring Western Digital’s operating performance and comparing it against prior periods’ performance, excluding second quarter restructuring charges associated with Western Digital’s restructuring plan announced on December 17, 2008, less tax benefits related to the restructuring charges.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release issued by Western Digital Corporation on January 28, 2009 announcing financial results for the second fiscal quarter ended December 26, 2008.

99.2	Second Quarter Fiscal Year 2009 Western Digital Corporation Investor Information Summary.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation (Registrant)
	By:	/s/ Raymond M. Bukaty
Date: January 28, 2009		Raymond M. Bukaty
Senior Vice President, Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Western Digital Corporation on January 28, 2009 announcing financial results for the second fiscal quarter ended December 26, 2008.

99.2	Second Quarter Fiscal Year 2009 Western Digital Corporation Investor Information Summary.